Goodwill	12 Months Ended
Dec. 31, 2022
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill

Note 9 — Goodwill

Goodwill represents the excess of the consideration paid of an acquisition over the fair value of the net identifiable assets of the acquired subsidiaries at the date of acquisition. Goodwill is not amortized and is tested for impairment at least annually, more often when circumstances indicate impairment may have occurred. The following table summarizes the components of acquired goodwill balances as of:

	December 31, 2022	December 31, 2021
Goodwill from Shanghai Qishuo acquisition(a)	$2,009,769	$2,009,769
Impairment of Goodwill	(1,412,700)	—
Impact of exchange rate	(118,412)	—
Goodwill, net	$478,657	$2,009,769

(a)	See Note 4 for details.